STARBOARD INVESTMENT TRUST

Cavalier Tactical Rotation Fund

Supplement to the Prospectus, Summary Prospectus, and
Statement of Additional Information

August 3, 2016
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated September 28, 2015 for the Cavalier Tactical Rotation Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-683-8529.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
Interim Investment Sub-Advisory Agreement

Cavalier Investments, Inc. ("Cavalier Investments"), investment adviser to the Fund, has entered into an agreement (the "Transaction") with a partial owner of Cavalier Investments, whereby Cavalier Investments will buy out that partial owner's interest in the firm. The Transaction closed on August 1, 2016.

The Transaction may be deemed to result in an "assignment," as that term is defined by the Investment Company Act of 1940 (the "1940 Act"), of the Investment Advisory Agreement between Cavalier Investments and the Trust on behalf of the Fund. Accordingly, under the 1940 Act, the assignment of the agreement will result in its termination, effective August 1, 2016.
On July 21, 2016, the Fund's Board of Trustees (the "Trustees" or the "Board") met to consider the approval of: (i) a new investment advisory agreement between the Trust and Cavalier Investments and (ii) a sub-advisory agreement between Cavalier Investments and Beaumont Financial Partners, LLC on behalf of the Fund.
The Board has determined that it is in the best interests of the Fund and its shareholders for the Fund to continue operating without interruption, and therefore approved both (i) an Interim Investment Advisory Agreement (the "Interim Advisory Agreement") with Cavalier Investments, the current investment advisor to the Fund and (ii) an Interim Investment Sub-Advisory Agreement (the "Interim Sub-Advisory Agreement") with Beaumont Financial Partners, LLC.  Beaumont Financial Partners, LLC is an investment advisory firm registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Both the Interim Advisory Agreement and the Interim Sub-Advisory Agreement became effective on August 1, 2016.

The terms and conditions of the Interim Advisory Agreement are substantially identical to those of the previous investment advisory agreement between the Fund and Cavalier Investments. The Interim Advisory Agreement provides for the same advisory fee as that previously paid to Cavalier Investments under the terms of the previous investment advisory agreement. The foregoing notwithstanding, the Interim Advisory Agreement does differ from the previous investment advisory agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the Investment Company Act of 1940:
(i)
the advisory fee otherwise payable under the Interim Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund;

(ii)
the term of the Interim Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and

(iii)
the Interim Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Advisory Agreement, Cavalier Investments will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.

These three terms are also present in the Interim Sub-Advisory Agreement.
Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement in the near future.  If shareholders of the Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act of 1940, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.
Portfolio Manager
In connection with the Interim Agreements, the new portfolio manager for the Fund is David Haviland with Beaumont Financial Partners, LLC.
State Registrations
The prospectus and summary prospectus should now note that the Fund or its individual share classes may not be registered for sale in all 50 states.
Investors Should Retain This Supplement for Future Reference

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